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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 31, 1998




                             EXECUSTAY CORPORATION
                             ---------------------
             (Exact name of registrant as specified in its charter)


        Maryland                        000-22941                52-2042280
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission file number)     (IRS employer
    of incorporation)                                       identification No.)





             7595 Rickenbacker Drive, Gaithersburg, Maryland 20879
             -----------------------------------------------------
                    (Address of principal executive offices)


     Registrant's telephone number, including area code: (301) 948-4888
                                                         --------------
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Item 2.                   Acquisition or Disposition of Assets.

                                On March 31, 1998, ExecuStay Corporation of
                                America (the "Buyer"), a wholly-owned
                                subsidiary of ExecuStay Corporation
                                ("ExecuStay"), purchased certain assets of
                                Southern California Relocations, Inc., a
                                California corporation ("Seller"), pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") among the Buyer, ExecuStay, Seller and Janette MacDonell, a resident of the State of California. As a result of this acquisition, Buyer obtained the ongoing business of Seller, including rights under and to Seller's ongoing customer leases and contracts as well as Seller's office equipment. Prior to this transaction, ExecuStay and Buyer were not affiliated with Seller and the Asset Purchase Agreement was negotiated at arms' length. Seller's purchase price was determined through negotiations by the parties. The consideration for the acquisition of Seller's assets was $4,621,000 consisting of 94,693 shares of ExecuStay's common stock and $3,465,750 in cash. The total purchase price is subject to post-closing adjustments to be determined 30 and 60 days from the date of the Asset Purchase Agreement, and which are based upon amounts paid or received by one party under certain assumed contracts and prepaid deposits that were payable or receivable by the other party.
                                The cash used in the acquisition came from cash and investments on hand.

                                A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1.

Item 5.                   Other Events.

                                On April 15, 1998, ExecuStay entered into a definitive credit agreement (the "Credit Agreement") with its bank to obtain a $20,000,000 acquisition line-of-credit and a $5,000,000 working capital line-of-credit. These lines-of-credit will be available until December 31, 2000 and 1998, respectively.
                                Under the terms of the Credit Agreement, ExecuStay will have an option of a floating rate of interest at the bank's Prime Rate plus 0.75% to 1.25% or fixed rate of interest at the Prime Rate plus 0.75% to 1.50%, depending upon performance. If the fixed rate option is chosen, ExecuStay will be subject to prepayment penalties. The Credit Agreement is collateralized by an assignment of the stock of all subsidiaries of ExecuStay.

                                A copy of the Credit Agreement is attached hereto as Exhibit 10.1.





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Item 7.                   Exhibits.

                          Exhibit No.   Description
                          -----------   -----------
                          2.1           Asset Purchase Agreement by and
                                        between ExecuStay Corporation of
                                        America, ExecuStay Corporation,
                                        Southern California Relocations, Inc.
                                        and Janette MacDonell, dated as of
                                        March 31, 1998.

                                        The following schedules and exhibits
                                        to the Asset Purchase Agreement have
                                        been omitted, and ExecuStay Corporation
                                        will file supplementally any such
                                        schedules or exhibits to the Commission
                                        upon request:

                                        Schedules to Asset Purchase Agreement
                                        -------------------------------------

                                        Schedule A           List of Key Employees
                                        Schedule 1.1(a)      Customer List
                                        Schedule 1.1(b)      Assumed Contracts
                                        Schedule 1.1(c)      Tangible Property
                                        Schedule 1.1(f)      Non-competition Agreements with Employees
                                        Schedule 1.1(g)      Service Contracts
                                        Schedule 2.3         Proration Schedules
                                        Schedule 2.5         Allocation of Purchase Price
                                        Schedule 3.12        Ten Largest Customers and Suppliers
                                        Schedule 5.1(d)      Employee Bonuses

                                        Exhibits to Asset Purchase Agreement
                                        ------------------------------------

                                        Exhibit A            Form of Non-competition Agreement
                                        Exhibit B            Form of Escrow Agreement
                                        Exhibit C            Seller's Financial Statements -- December 31,
                                                             1995, 1996 and 1997
                                        Exhibit D            Assignment and Assumption Agreement
                                        Exhibit E            Form of Employment Agreement (Janette MacDonell)
                                        Exhibit F            Opinion of Counsel

                          10.1          Credit Agreement between ExecuStay
                                        Corporation and its bank, dated as of
                                        April 15, 1998.

                                        The following schedules and exhibits to
                                        the Credit Agreement have been omitted,
                                        and ExecuStay Corporation will file
                                        supplementally any such schedules or
                                        exhibits to the Commission upon request:





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                        Schedules to Credit Agreement

                        Schedule 1           Tangible Net Worth
                        Schedule 2           Funded Debt Ratio
                        Schedule 3           Debt Coverage Ratio

                        Exhibits to Credit Agreement

                        Exhibit A            Form of Acquisition Notice
                        Exhibit B            Form of Assumption Agreement
                        Exhibit C            Covenant Compliance Certificate
                        Exhibit D            Form of Revolving Note
                        Exhibit E            Security Agreement
                        Exhibit F            Form of Term Note
                        Exhibit G            Solvency Certificate




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                                 SIGNATURE PAGE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 15, 1998                       EXECUSTAY CORPORATION


                                            /s/ Gary R. Abrahams
                                            -----------------------
                                            Gary R. Abrahams
                                            Chief Executive Officer





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                               INDEX TO EXHIBITS




Exhibit
Number                            Item


2.1 Asset Purchase Agreement by and between ExecuStay Corporation of America, ExecuStay Corporation, Southern California Relocations, Inc. and Janette MacDonell, dated as of March 31, 1998.

10.1 Credit Agreement between ExecuStay Corporation and its bank, dated as of April 15, 1998.